                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant /_/


Check the appropriate box:
/_/ Preliminary proxy statement
/_/ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive proxy statement
/_/    Definitive additional materials
/_/    Soliciting material pursuant to ss.240.14a-12


                      Provident Community Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/    No fee required.
/_/    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:
                N/A
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(2)    Aggregate number of securities to which transactions applies:
                N/A
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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
                N/A
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(5)    Total fee paid:
                N/A
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/_/    Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
                N/A
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                N/A
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(3)    Filing Party:
                N/A
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(4)    Date Filed:
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

                      [PROVIDENT COMMUNITY BANCSHARES LOGO]




                                 March 20, 2009


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Provident Community Bancshares, Inc. (the "Company"). The meeting will be held at Winthrop University, Barnes Recital Hall, Rock Hill, South Carolina on Wednesday, April 22, 2009 at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Elliott Davis, LLC, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet, by telephone or by completing and mailing the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                             Sincerely,

                                             /s/ Carl L. Mason

                                             Carl L. Mason
                                             CHAIRMAN OF THE BOARD

                      PROVIDENT COMMUNITY BANCSHARES, INC.
                               2700 CELANESE ROAD
                         ROCK HILL, SOUTH CAROLINA 29732
                                 (803) 325-9400

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

         The annual meeting of stockholders of Provident Community Bancshares, Inc. will be held at Winthrop University, Barnes Recital Hall, Rock Hill, South Carolina on Wednesday, April 22, 2009 at 2:00 p.m., local time, for the following purposes:

         1. To elect two directors of the Company to serve for a term of three years and one director to serve for a term of one year;

         2. A non-binding resolution to approve the compensation of the named executive officers;

         3. To ratify the appointment of Elliott Davis, LLC as independent auditors for the Company for the fiscal year ending December 31, 2009; and

         4. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Stockholders of record at the close of business on February 27, 2009 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

         Please vote either via the Internet, by telephone or by completing and signing the enclosed form of proxy, which is solicited by the Board of Directors, and mailing it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Wanda J. Wells

                                      Wanda J. Wells
                                      CORPORATE SECRETARY

Rock Hill, South Carolina
March 20, 2009

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      PROVIDENT COMMUNITY BANCSHARES, INC.
                       ----------------------------------

                                 PROXY STATEMENT
                       ----------------------------------

                               GENERAL INFORMATION

         We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Provident Community Bancshares, Inc. for the 2009 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Provident Community Bancshares, Inc. as "Provident Community Bancshares," the "Company," "we," "our" or "us."

         Provident Community Bancshares is the holding company for Provident Community Bank, N.A. In this proxy statement, we may also refer to Provident Community Bank as the "Bank."

         We are holding the 2009 annual meeting at Winthrop University, Barnes Recital Hall, Rock Hill, South Carolina on Wednesday, April 22, 2009 at 2:00 p.m., local time.

         We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about March 20, 2009.

       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
              THE SHAREHOLDER MEETING TO BE HELD ON MARCH 20, 2009

         The Proxy Statement and the 2008 Annual Report are available at http://www.providentonline.com/proxydocs.

         On this website, the Company also posts the Company's 2008 Annual Report on Form 10-K, as filed with the SEC, including the financial statements.

                            INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

         You are entitled to vote the shares of Provident Community Bancshares common stock that you owned as of February 27, 2009. As of that date, a total of 1,788,310 shares of Provident Community Bancshares common stock were outstanding. Each share of common stock has one vote.

         The Company's Certificate of Incorporation provides that record holders of the Company's common stock who acquire beneficial ownership in excess of 10% of the Company's outstanding shares without the approval of two-thirds of the Board of Directors are entitled to cast only one-hundredth of a vote of any shares held in excess of the 10% limit.

OWNERSHIP OF SHARES; ATTENDING THE MEETING

         You may own shares of Provident Community Bancshares in one of the following ways:

         o      Directly in your name as the stockholder of record; or

         o Indirectly through a broker, bank or other holder of record in "street name."

         If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting. Additionally, instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock over the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 3:00 a.m., Eastern time, on April 22, 2009.

         If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Provident Community Bancshares common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

QUORUM AND VOTE REQUIRED

         QUORUM. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

         VOTES REQUIRED FOR PROPOSALS. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

         In voting on the resolution to approve the compensation of the named executive officers and the ratification of the appointment of Elliott Davis, LLP as the Company's independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the resolution to approve the compensation of the named executive officers and to ratify the selection of Elliott Davis, LLP as our independent registered public accounting firm for 2009, the affirmative vote of a majority of the votes cast at the annual meeting is required.

         ROUTINE AND NON-ROUTINE PROPOSALS. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal because the proposal is non-routine and has not received voting instructions from the beneficial owner. The election of directors and the ratification of Elliott Davis, LLC as our independent registered public accounting firm are currently considered routine matters, while the non-binding resolution to approve the compensation of the named executive officers is currently considered a non-routine matter.

         HOW WE COUNT VOTES. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

         In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

         In counting votes on the resolution to approve the compensation of the named executive officers and to ratify the selection of the independent registered public accountants, we will not count abstentions and broker non-votes as votes cast on the proposals. Therefore, abstentions and broker non-votes will have no impact on the outcome of the proposals.

VOTING BY PROXY

         The Board of Directors of Provident Community Bancshares is sending you this proxy statement to request that you allow your shares of Provident Community Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Provident Community Bancshares common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" THE RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AND "FOR" RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

         If you are a participant in the Company's Dividend Reinvestment Plan, the proxy card covers the shares in your account under the Plan, as well as shares registered in your name.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

DIRECTOR INDEPENDENCE

         The Company's Board of Directors currently consists of six members, all of whom are independent under the listing standards of the Nasdaq Stock Market, Inc., except for Mr. Neese, who is President and Chief Executive Officer of the Company and the Bank. In assessing the independence of our directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading "TRANSACTIONS WITH RELATED PERSONS," including loans or lines of credit that the Bank has directly or indirectly made to Directors Graham, Mason and Wilkins.

COMMITTEES OF THE BOARD OF DIRECTORS

         The following table identifies the members of the Board's Audit, Compensation and Governance Committees as of December 31, 2008. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc. Each of the committees operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operations. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters for all three committees are available in the Board Charters portion of the Investor Relations section of the Company's Web site (WWW.PROVIDENTONLINE.COM).

         The Company and the Bank also maintain Loan, Asset/Liability, Investment and Strategic Planning Committees.
                             AUDIT           COMPENSATION           GOVERNANCE
      DIRECTOR             COMMITTEE           COMMITTEE             COMMITTEE
---------------------      ---------         -------------          ------------

Robert H. Breakfield          X*                                         X

William M. Graham

Carl L. Mason                                     X                      X

Dwight V. Neese

Russell H. Smart              X                   X*

Philip C. Wilkins             X                   X                      X*
--------------------------------------------------------------------------------
Number of Meetings in 2008    4                   6                      4
*Denotes Chairman

AUDIT COMMITTEE

         The Audit Committee meets as needed to appoint, and review the work performed by, the independent registered public accounting firm and to monitor the Company's internal audit function and internal control systems. The Audit Committee also meets with the independent registered public accounting firm to discuss the results of the annual audit and any related matters. The Board has determined that Mr. Smart is an "audit committee financial expert." Mr. Smart is independent under the listing standards of the NASDAQ Stock Market.

COMPENSATION COMMITTEE

         The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the CEO and other executives. The Compensation Committee reviews all components of compensation including base salary, bonus, equity compensation, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive's total compensation package. The CEO develops recommendations regarding the appropriate mix and level of compensation for subordinate officers. The recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Committee. The CEO meets with the Committee to discuss the recommendations and also reviews with the Committee his recommendations concerning the compensation of the named executive officers. The CEO does not participate in Committee discussions or the review of Committee documents relating to his compensation. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

         In 2008, we utilized the services of Matthews, Young - Management Consulting as independent compensation consultants to help us benchmark our compensation program against our peers and to ensure that the program is consistent with prevailing practice in our industry.

GOVERNANCE COMMITTEE

         The Company's Governance Committee identifies individuals qualified to become board members, selects nominees for election as directors and develops a set of corporate governance policies and procedures.

         MINIMUM QUALIFICATIONS. The Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company's Bylaws, which include a stock ownership requirement and an age limitation provision. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

         If the candidate is deemed eligible for election to the Board of Directors, the Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

         o      financial, regulatory and business experience;
         o familiarity with the Bank's market area and participation in and ties to local businesses and civic, charitable and religious organizations;
         o      personal and professional integrity, honesty and reputation;
         o the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;
         o the ability to devote sufficient time and energy to the performance of his or her duties; and
         o independence under applicable Securities and Exchange Commission and listing definitions.

         The Committee also will consider any other factors the Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         With respect to nominating an existing director for re-election to the Board of Directors, the Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

         DIRECTOR NOMINATION PROCESS. The process that the Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

         For purposes of identifying nominees for the Board of Directors, the Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Governance Committee has not previously used an independent search firm to identify nominees.

         In evaluating potential nominees, the Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described above. If such individual fulfills these criteria, the Governance Committee will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

         CONSIDERATION OF RECOMMENDATIONS BY STOCKHOLDERS. It is the policy of the Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Governance Committee's resources, the Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

         PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS. To submit a recommendation of a director candidate to the Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Governance Committee, care of the Corporate Secretary, at the main office of the
Company:

         1.       The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company's books; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

         5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Governance Committee at least 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

DIRECTOR COMPENSATION

         The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2008 fiscal year.

                                    FEES EARNED OR
             DIRECTOR (1)           PAID IN CASH ($)               TOTAL ($)
         ---------------------      ----------------            --------------

         Robert H. Breakfield          $14,000                    $14,000
         James W. Edwards (2)           10,750                     10,750
         William M. Graham              14,000                     14,000
         Carl L. Mason                  17,600                     17,600
         Russell H. Smart               14,000                     14,000
         Philip C. Wilkins              14,000                     14,000
         ----------------------------
         (1) At December 31, 2008, the aggregate outstanding stock options held by Messrs. Breakfield, Edwards, Graham, Mason, Smart and Wilkins were 1,500, 1,500, 6,175, 6,175, 0 and 1,500, respectively.
         (2)  On October 17, 2008, Mr. Edwards retired from the Board of
              Directors.

         CASH RETAINERS FOR NON-EMPLOYEE DIRECTORS. The following table sets forth the applicable fees to be paid to our non-employee directors for their service on our Board of Directors during 2009.

         Monthly Fee for Bank Board of Directors....................     $1,000
         Monthly Fee for Chairman of the Board of Directors.........        300

BOARD AND COMMITTEE MEETINGS

         During the year ended December 31, 2008, the Boards of Directors of the Company held 13 meetings and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2008.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

         The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors, except one, attended the 2008 annual meeting of stockholders.

CODE OF ETHICS AND BUSINESS CONDUCT

         Provident Community Bancshares has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. A copy of the Code of Ethics and Business Conduct can be found in the Code of Conduct portion of the Investors Relations section of the Company's Web site (WWW.PROVIDENTONLINE.COM).

                              AUDIT RELATED MATTERS

AUDIT COMMITTEE REPORT

         The Company's management is responsible for the Company's internal controls and financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

         In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, PROFESSIONAL STANDARDS, Vol. 1. AU Section
380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

         In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the firm's independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

         The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm that, in its report, expresses an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent registered public accounting firm do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent registered public accounting firm is in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

                  THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                     OF PROVIDENT COMMUNITY BANCSHARES, INC.

                         Robert H. Breakfield, Chairman
                                Russell H. Smart
                                Philip C. Wilkins

AUDITOR FEES

         The following table sets forth the fees billed to the Company for the years ended December 31, 2008 and 2007 by Elliott Davis, LLC:

                                                   2008                 2007
                                              -------------          ----------

         Audit fees......................        $64,252               $55,250
         Audit-related fees..............             --                    --
         Tax fees (1)....................         17,568                12,865
         All other fees..................             --                    --
         ------------------------
         (1) Consists of tax filings and tax-related compliance and other advisory services. In 2007, also included fees paid to assist in an audit of the Company by the Internal Revenue Service.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

         In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided.

         The request may be made with respect to either specific services or a type of service for predictable or recurring services.

         During the year ended December 31, 2008, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

                                 STOCK OWNERSHIP

         The following table provides information as of February 27, 2009 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                 PERCENT OF
                                                                   COMMON
                                         NUMBER OF                  STOCK
NAME AND ADDRESS                        SHARES OWNED             OUTSTANDING
--------------------------------        -------------          ----------------
Jeffrey L. Gendell                         161,937(1)               9.06%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
237 Park Avenue, 9th Floor
New York, New York 10017

Louis M. Jordan                            126,705                  7.09
100 Eastwood Avenue
Union, South Carolina 29375

-----------------------------
 (1) Based on information contained in a Schedule 13D filed with the U.S. Securities and Exchange Commission on January 9, 2004.

         The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers of the Company named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of February 27, 2009. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                          NUMBER OF SHARES
                                         NUMBER OF           THAT MAY BE
                                       SHARES OWNED      ACQUIRED WITHIN 60         PERCENT OF
                                        (EXCLUDING        DAYS BY EXERCISING       COMMON STOCK
Name                                      OPTIONS)             OPTIONS              OUTSTANDING(1)
------------------------------------   ------------      -------------------      -----------------
DIRECTORS

  Robert H. Breakfield                        7,127              1,500                    *

  William M. Graham                          23,608              6,175                 1.66%

  Carl L. Mason                              10,790              6,175                    *

  Dwight V. Neese                            55,997             19,087                 4.15

  Russell H. Smart                           15,000                  -                    *

  Philip C. Wilkins                           9,457(2)           1,500                    *

NAMED EXECUTIVE OFFICERS WHO ARE NOT
ALSO DIRECTORS

  Richard H. Flake                           37,190(3)          16,752                 2.99

  Lud W. Vaughn                               4,450             10,250                    *

All directors and executive officers
as a group (8 persons)                      163,619             61,439                12.17

-----------------------------------------
* Less than 1% of the shares outstanding.
(1) Based on 1,788,310 shares of Company common stock outstanding and entitled to vote as of February 27, 2009, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2)    Includes 118 shares held by Dr. Wilkins' spouse.
(3) Includes 1,984 shares owned by the individual retirement account of Mr. Flake's spouse.

                      ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1 -- ELECTION OF DIRECTORS

         On October 17, 2008, James W. Edwards retired from the Board of Directors. After his retirement, the Company's Board of Directors consisted of six members. The Company's Certificate of Incorporation requires that the Board be divided into three classes in equal as number as possible, each with three-year staggered terms, with approximately one-third of the directors elected each year. To preserve the division of directors into three classes as equal in number as possible, the Board is nominating two directors to serve three-year terms and one director to serve a one-year term. The nominees for election this year are Dwight V. Neese, Russell H. Smart and Philip C. Wilkins, each of whom is a director of the Company and the Bank.

         The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

         Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2008. The indicated period for service as a director includes service as a director of the Bank.

                         NOMINEE FOR TERM ENDING IN 2010

         DWIGHT V. NEESE. Mr. Neese is the President and Chief Executive Officer of the Company and the Bank. Age 58. Director since 1995.

                        NOMINEES FOR TERMS ENDING IN 2012

         RUSSELL H. SMART. Mr. Smart is a vice president and secretary/treasurer of Windsor/Aughtry Co., a real estate development company in Greenville, South Carolina. Age 57. Director since 2007.

         PHILIP C. WILKINS, DMD. Dr. Wilkins is a dentist in Winnsboro, South Carolina. Age 53. Director since 1999.

                       DIRECTORS WITH TERMS ENDING IN 2010

         ROBERT H. BREAKFIELD. Mr. Breakfield is a self-employed attorney in Rock Hill, South Carolina, and a professor of business law at Winthrop University, located in Rock Hill. Age 61. Director since 2004.

                       DIRECTORS WITH TERMS ENDING IN 2011

         WILLIAM M. GRAHAM. Mr. Graham is retired. Before his retirement, Mr. Graham was the owner and operator of Graham's Flowers in Union, South Carolina. Age 64. Director since 1990.

         CARL L. MASON. Mr. Mason is the Chairman of the Board of Directors of the Company and the Bank. From February 2004 until September 2008, he was employed by TJ Turf to assist in the identification and procurement of investment properties for Winter Green Holdings, LLC. Mr. Mason was the President of Carlisle Finishing, a division of Cone Mills Corporation, a textile finishing company, before his retirement in 1999. Age 64. Director since 1989.

ITEM 2 - A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

         The American Recovery and Reinvestment Act of 2009 requires the Company, during the period in which any obligation arising from the Company's participation in the Troubled Asset Relief Program Capital Purchase Program remains outstanding, to submit to the shareholders a non-binding vote on the compensation of the Company's named executive officers, as described in the tabular disclosure regarding named executive officer compensation, and the accompanying narrative disclosure in this proxy statement.

         This proposal, commonly known as a "say-on-pay" proposal, gives the Company's shareholders the opportunity to endorse or not endorse the Company's executive pay program and policies through the following resolution:

         "Resolved, that the shareholders approve the compensation of the named executive officers, as disclosed in the compensation tables and related material in this proxy statement."

         This vote shall not be binding on the Board of Directors and will not be construed as overruling a decision by the Board nor create or imply any additional fiduciary duty by the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

         The Board of Directors believes that the compensation practices of the Company are appropriately aligned to the long-term success of the Company and the interests of shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

ITEM 3 - RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Directors has appointed Elliott Davis, LLC to be the Company's independent registered public accounting firm for the 2008 fiscal year, subject to ratification by stockholders. A representative of Elliott Davis, LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public auditors will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following information is furnished for the principal executive officer of the Company for the 2008 fiscal year and the next two most highly compensated executive officers of the Company as measured by total compensation for the 2008 fiscal year.

                                                                                   ALL OTHER
                                                                      OPTION      COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR     SALARY ($)    BONUS ($)     AWARDS ($)     ($) (1)         TOTAL ($)
-----------------------------   -----    -----------   ----------   ------------  ------------     -----------
Dwight V. Neese                 2008      $227,000      $      -     $       -      $25,453         $252,453
President and Chief Executive   2007       216,300        27,000         7,545       43,034          293,879
    Officer

Richard H. Flake                2008       141,000             -             -        7,800          148,800
Executive Vice President and    2007       135,000        15,000         7,545       25,907          183,452
    Chief Financial Officer

Lud W. Vaughn                   2008       150,800             -             -        7,517          158,317
Executive Vice President and    2007       145,000        13,000         7,545       21,003          186,548
    Chief Operating Officer

------------------------
(1) Consists of employer contributions to the Bank's employee retirement plan. For Mr. Neese, also includes total perquisites of $13,953, which includes costs for medical and executive long-term disability insurance, a car and gas allowance and a spousal registration fee for conference attendance. For Messrs. Flake and Vaughn, excludes perquisites, which were less than $10,000 for each executive officer.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

         Provident Community Bancshares and Provident Community Bank maintain a three-year employment agreement with Dwight V. Neese and Richard H. Flake. The employment agreements were entered into effective January 1, 2003 and were subsequently amended on December 16, 2008 to conform the agreements to changes in the tax laws under Section 409A of the Internal Revenue Code and the regulations issued thereunder. The term of the agreements are automatically extended by one day each day so that the term of the agreements remains at three years. Under the agreement, Mr. Neese serves as the President and Chief Executive Officer of the Company and the Bank and Mr. Flake serves as Executive Vice President and Chief Financial Officer of the Company and the Bank. Among other things, the agreements provide for an annual salary, participation in discretionary bonuses or other incentive compensation provided to senior management, and participation in stock benefit plans and other fringe benefits applicable to executive personnel.

         Under the terms of their employment agreements, each of Messrs. Neese and Flake are subject to a one year non-compete if he terminates his employment for good reason (as defined in the agreement) or he is terminated without cause (as defined in the agreement).

         See "RETIREMENT BENEFITS" and "OTHER POTENTIAL POST-TERMINATION BENEFITS" for a discussion of the benefits and payments Messrs. Neese, Flake and Vaughn may receive under their employment agreements upon their retirement or termination of employment.

         The Bank entered into a change in control agreement with Lud W. Vaughn. The agreement was entered into effective April 17, 2003 and had an initial term of two years. Each day, the term of the agreement is automatically extended by one day so that the term remains at two years. Mr. Vaughn's agreement was amended on December 16, 2008 to conform the agreement to changes in the tax laws under Section 409A of the Internal Revenue Code and the regulations issued thereunder.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

         The following table provides information concerning unexercised options for each named executive officer outstanding as of December 31, 2008.


                                                                 OPTION AWARDS
                            -------------------------------------------------------------------------------------------

                                 NUMBER OF           NUMBER OF SECURITIES
                            SECURITIESUNDERLYING          UNDERLYING
                            UNEXERCISED OPTIONS       UNEXERCISED OPTIONS
                                    (#)                     (#)                 OPTION EXERCISE      OPTION EXPIRATION
NAME                            EXERCISABLE            UNEXERCISABLE                PRICE ($)              DATE
---------------------       --------------------     ---------------------      ---------------      ------------------
Dwight V. Neese                     5,000                   -                      $  9.06              01/31/2011
                                    4,087                   -                        10.36              01/18/2012
                                    7,500                   -                        16.75              12/29/2013
                                    2,500                   -                        17.26              03/15/2015

Richard H. Flake                    1,200                   -                      $  8.75              10/17/2010
                                    2,000                   -                         9.06              01/31/2011
                                    4,052                   -                        10.36              01/18/2012
                                    7,500                   -                        16.75              12/29/2013
                                    2,000                   -                        17.26              03/15/2015

Lud W. Vaughn                         750                   -                      $ 13.00              04/18/2012
                                    7,500                   -                        16.75              12/29/2013
                                    2,000                   -                        17.26              03/15/2015

RETIREMENT BENEFITS

         Provident Community Bank entered into supplemental executive retirement plans with Messrs. Neese and Flake in October 1997 and January 2007 and with Mr. Vaughn in January 2007. The supplemental executive retirement plans provide the executives with additional compensation at retirement or upon termination of employment by reason of death or disability. Messrs. Neese and Flake are entitled to an aggregate annual benefit from their plans of $159,100 and $81,400, respectively, upon normal retirement at or after age 65. Mr. Vaughn is entitled to an annual benefit for a period of 15 years of $50,000 upon normal retirement at or after age 65. A reduced benefit is payable if the executives retire before age 65. The annual benefits are payable on a monthly basis to the executives or their designated beneficiaries. The 1997 supplemental executive retirement plans were amended in December 2008 to conform to changes in the tax laws under Section 409A of the Internal Revenue Code and the regulations issued thereunder.

         Under the 1995 Stock Option Plan, outstanding stock options vest and remain exercisable until the earlier of one year from the date of retirement or the expiration date of the stock options. Upon retirement, outstanding stock options granted pursuant to the 2001 Stock Option Plan remain exercisable until the earlier of one year from the date of retirement or the expiration date of the stock options. Under the 2006 Equity Incentive Plan, stock options and restricted stock awards vest in full upon retirement and remain exercisable until the earlier of two years from the date of retirement or the expiration date of the stock options.

OTHER POTENTIAL POST-TERMINATION BENEFITS

         PAYMENTS MADE UPON TERMINATION FOR JUST CAUSE. If either Mr. Neese or Mr. Flake is terminated by Provident Community Bank or Provident Community Bancshares for just cause, the executive will receive his base salary through the date of termination and may retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

         Under the 1995 Stock Option Plan and the 2001 Stock Option Plan, if an employee is terminated for cause (as defined in the plan), any stock option granted under these plans and held by the terminated employee is cancelled upon the date of termination. Under the 2006 Equity Incentive Plan, stock options granted under this plan and held by an employee are cancelled three months after an employee is terminated due to cause (as defined in the plan).

         PAYMENTS MADE UPON TERMINATION WITHOUT JUST CAUSE OR WITH GOOD REASON. Messrs. Neese's and Flake's employment agreements provide that if we choose to terminate either executive's employment for reasons other than for just cause, or if either executive resigns after specified circumstances that would constitute good reason (as defined in the employment agreement), the executive will be entitled to receive an amount equal to his base salary, plus annual cash bonuses for each year remaining under the term of his agreement (determined by reference to the highest annual bonus received by the executive in the three years preceding his termination of employment). In addition, each executive would be entitled to a lump sum payment equal to the value of the benefits he would have received during the three years following his termination of employment. The employment agreements also provide Messrs. Neese and Flake with continued health, life or disability insurance coverage for thirty-six months following their termination of employment.

         PAYMENTS MADE UPON DISABILITY. Under their employment agreements, if either Mr. Neese or Mr. Flake becomes disabled and his employment is terminated, the executive will be entitled to disability pay equal to 75% of his monthly base salary in effect at the date of termination. He would continue to receive disability payments until the earlier of: (1) his death, (2) attainment of age 65, or (3) three years after his date of termination. All disability payments would be reduced by the amount of any disability benefits payable under our disability plans. In addition, the executive and his dependents would continue to be covered to the greatest extent possible under all benefit plans in which he participated before his disability as if he were actively employed by us.

         Under their supplemental executive retirement plans, if Messrs. Neese, Flake or Vaughn terminates employment before age 65 as a result of a disability, the Bank will distribute an actuarially determined amount based upon the date of termination and remaining years of service before age 65. Under this plan, the Bank is obligated to distribute this amount on a monthly basis for 20 years to Messrs. Neese and Flake or their designated beneficiaries. The Bank is obligated to distribute this amount on a monthly basis for 15 years to Mr. Vaughn or his designated beneficiary. This distribution cannot exceed the benefits that would have been paid to the executive upon his retirement.

         Upon termination due to disability, outstanding stock options granted pursuant to our 1995 Stock Option Plan vest and remain exercisable until the earlier of one year from the date of termination due to disability or the expiration date of the stock options. Under our 2001 Stock Option Plan, outstanding stock options vest in full upon termination due to disability and remain exercisable until the earlier of two years (one year in the case of incentive stock options) from the date of termination or the expiration date of the stock options. Under our 2006 Equity Incentive Plan, outstanding stock options vest in full upon termination due to disability and remain exercisable until the date defined in the stock option award (or, in the case of incentive stock options, the earlier of one year from the date of termination or the expiration date of the stock options).

         PAYMENTS MADE UPON DEATH. Under their employment agreements, Mr. Neese's and Mr. Flake's estate are entitled to receive the compensation due to the executive through the end of the month in which his death occurs.

         Under their supplemental executive retirement plans, if Messrs. Neese or Flake dies while in active service with the Bank, their designated beneficiaries are entitled to an annual benefit of $159,100 and $81,400, respectively, for a period of 20 years. If Mr. Vaughn dies while in active service with the Bank, his designated beneficiaries are entitled to an annual benefit of $50,000 for a period of 15 years. If the executive dies after payments under the agreement have commenced, their designated beneficiary will be entitled to the remaining payments.

         Upon termination due to death, outstanding stock options granted pursuant to our 1995 Stock Option Plan vest and remain exercisable until the earlier of one year from the date of termination due to death or the expiration date of the stock options. Under our 2001 Stock Option Plan, outstanding stock options vest in full upon death and remain exercisable until the earlier of two years (one year in the case of incentive stock options) from the date of termination due to death or the expiration date of the stock options. Under our 2006 Equity Incentive Plan, outstanding stock options vest in full upon termination due to death and remain exercisable until the date defined in the stock option award (or, in the case of incentive stock options, the earlier of one year from the date of termination or the expiration date of the stock options).

         PAYMENTS MADE UPON A CHANGE IN CONTROL. Messrs. Neese's and Flake's employment agreements provide that if during the two-year period following a change in control (as defined in the agreement) the executive's employment is terminated without just cause or the executive voluntary terminates his employment for good reason, the executive will be entitled to a severance payment equal to three times the sum of his highest annual rate of base salary over the twelve months preceding the change in control and the highest cash bonus paid to or accrued on behalf of the executive over the three most recent fiscal years. In addition, the executive also will be entitled to receive a lump-sum payment equal to the contributions he would have received under our retirement programs for a period of thirty-six months, as well as continued participation in any Company health, life or disability insurance at the most favorable senior executive rate for the remaining term of his employment agreement. Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual's "base amount" (defined as average annual taxable compensation over the five preceding calendar years) constitute "excess parachute payments." Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. Messrs. Neese's and Flake's employment agreements provide that if the total value of the benefits provided and payments made to the executive in connection with a change in control, either under his employment agreement alone or together with other payments and benefits that he has the right to receive from the Company and the Bank, exceed three times his base amount ("280G Limit"), the executive's severance payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

         Mr. Vaughn's agreement provides that if, following a change in control (as defined in the agreement), the executive's employment is terminated without cause, the executive will be entitled to a severance payment equal to two times his base salary in effect on the effective date of a change in control, plus coverage under the Bank's life, medical and dental plans for twenty-four months. The change in control agreement provides that the total value of the benefits provided and payments made to Mr. Vaughn may not exceed his 280G Limit and that to avoid such a result the severance payment would be reduced.

         Under their supplemental executive retirement plans, upon a change in control Messrs. Neese or Flake are entitled to an annual benefit of $159,100 and $81,400, respectively, for a period of 20 years and Mr. Vaughn is entitled to an annual benefit of $50,000 for a period of 15 years. The annual benefits are payable on a monthly basis to the executives or their designated beneficiaries beginning on the month following the executive becoming 65 years old.

         In the event of a change in control of Provident Community Bancshares or Provident Community Bank, outstanding stock options granted pursuant to our 1995 Stock Option Plan or 2001 Stock Option Plan automatically vest and, unless otherwise provided for in connection with such change in control, the option holder will receive in cash an amount equal to the difference between the fair market price of the securities and the exercise price of the option for each option held. Under our 2006 Equity Incentive Plan, a change in control accelerates the vesting of all outstanding stock options and, if the option holder is terminated other than for cause within 12 months of the change in control, the options will remain exercisable until the expiration date of the stock options. The value of the accelerated options count towards Messrs. Neese's, Flake's and Vaughn's 280G Limit.

         OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2008, except for one late report filed by Mr. Breakfield regarding the purchase of common stock and two late reports filed by Mr. Smart, each regarding the purchase of common stock.

POLICIES AND PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

         We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

         Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

         o the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;
         o     the Company is, will, or may be expected to be a participant; and
         o any related person has or will have a direct or indirect material interest.

         The policy excludes certain transactions, including:

         o any compensation paid to an executive officer of the Company if the Compensation Committee of the board approved (or recommended that the board approve) such compensation;
         o any compensation paid to a director of the Company if the board or an authorized committee of the board approved such compensation; and
         o any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company's business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company's employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

         Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

         o whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;
         o the size of the transaction and the amount of consideration payable to the related person;
         o     the nature of the interest of the related person;
         o     whether the transaction may involve a conflict of interest; and
         o whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

         A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

TRANSACTIONS WITH RELATED PERSONS

         The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place.

         Pursuant to the Company's Audit/Compliance Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company's transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company's Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; or (2) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

               SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

         Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than November 20, 2009. However, if the annual meeting is held more than 30 calendar days from April 22, 2010, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days before the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. A copy of the Certificate of Incorporation may be obtained from the Company.

                           STOCKHOLDER COMMUNICATIONS

         The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Wanda J. Wells, Corporate Secretary, Provident Community Bancshares, Inc., 2700 Celanese Road, Rock Hill, South Carolina 29732. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Governance Committee.

                                  MISCELLANEOUS

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on February 27, 2009. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

                                 REVOCABLE PROXY

                      PROVIDENT COMMUNITY BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2009

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert H. Breakfield, William M. Graham, Carl L. Mason, Dwight V. Neese, Russell H. Smart and Philip C. Wilkins, and each of them, with full power of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the annual meeting of stockholders to be held on April 22, 2009 at 2:00 p.m., local time, at Winthrop University, Barnes Recital Hall, Rock Hill, South Carolina, and at any and all adjournments thereof, as follows:

         THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

         Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE
- - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - -

     PROVIDENT COMMUNITY BANCSHARES, INC. -- ANNUAL MEETING, APRIL 22, 2009

                             YOUR VOTE IS IMPORTANT!

               ANNUAL MEETING MATERIALS ARE AVAILABLE ON-LINE AT:
                   HTTP://WWW.PROVIDENTONLINE.COM/PROXYDOCS

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Call TOLL FREE 1-866-598-8935 on a Touch Tone Phone. There is NO CHARGE to you for this call.

                                       OR
                                       --

2. Via the internet at HTTPS://WWW.PROXYVOTENOW.COM/PCBS and follow the instructions.

                                       OR
                                       --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                                                        WITHHOLD
                                                        FOR               ALL             EXCEPT
                                                        /__/             /__/              /__/
1.       The election as directors of all
         nominees listed below (except as
         marked to the contrary below).

         (01) DWIGHT V. NEESE
         (02) RUSSELL H. SMART
         (03) PHILIP C. WILKINS, DMD

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK "FOR ALL
EXCEPT" AND WRITE THAT NOMINEE(S') NAME(S) OR NUMBER(S) IN THE SPACE PROVIDED
BELOW.

-----------------------------------
                                                                        WITHHOLD
                                                        FOR               ALL             EXCEPT
                                                        /__/             /__/              /__/
  2.      A non-binding resolution to
          approve the compensation of the
          named executive officers.

                                                                        WITHHOLD
                                                        FOR               ALL             EXCEPT
                                                        /__/             /__/              /__/

  3.      The ratification of Elliott Davis,
          LLC as the independent registered
          public accounting firm for the
          fiscal year ending December 31,
          2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3 LISTED ABOVE.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING                                   /__/

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE                                  /__/

Dated:
        ------------------, ---------

---------------------------                     --------------------------------
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

          IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE
                               INSTRUCTIONS BELOW
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

                           PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.       By Mail; or
2.       By Telephone (using a Touch-Tone Phone); or
3.       By Internet

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note all telephone and Internet votes must be cast prior to 3:00 a.m, April 22, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

VOTE BY TELEPHONE                           VOTE BY INTERNET

Call Toll-Free on a Touch-Tone Phone        Anytime prior to 3:00 a.m.,
anytime prior to 3:00 a.m., April 22, 2009: April 22, 2009 go
1-866-598-8935                              to HTTPS://WWW.PROXYVOTENOW.COM/PCBS

Please note that the last vote received, whether by telephone, internet or by mail, will be the vote counted.

On-line Annual Meeting Materials:  HTTP://WWW.PROVIDENTONLINE.COM/PROXYDOCS


                             YOUR VOTE IS IMPORTANT!